EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                            WOIZE INTERNATIONAL LTD.
               FORM 10-QSB FOR THE QUARTER ENDED DECEMBER 31, 2005
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I am the Chief Executive Officer of Woize International Ltd., a Nevada corporation (the "Company"). I am delivering this certificate in connection with the Form 10-QSB/A of the Company for the quarter ended December 31, 2005 and filed with the Securities and Exchange Commission ("Form 10-QSB/A").

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-QSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.




June 14, 2006
                                                 /s/ Anders Halldin
                                                 ------------------
                                                 Chief Executive Officer
                                                 Anders Halldin
                                                 Chief Executive Officer
                                                 (Principal Executive Officer)